Exhibit 10.34

FIRST AMENDMENT OF Purchase and Sale CONTRACT

THIS FIRST AMENDMENT OF PURCHASE AND SALE CONTRACT(this “Amendment”) is entered into effective as of the 28th day of September, 2009 (“Effective Date”), by and between NATIONAL PROPERTY INVESTORS 8, A CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership, having an address at c/o AIMCO, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (“Seller”), and MORRISVILLE APARTMENTS PARTNERS, LLC, a North Carolina limited liability company, having a principal address at P.O. Box 9886, Greensboro, North Carolina 27429 (“Purchaser”).

RECITALS

A.        Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of August 28, 2009 (the “Contract”), regarding real property located in Morrisville, North Carolina and more particularly described in the Contract.

B.         Seller and Purchaser desire to amend the Contract subject to the terms and conditions described below.

C.        All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Contract.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

agreements

1.                  Incorporation of Recitals.  The foregoing recitals are true and correct and are incorporated herein by reference.

2.                  Credit for Capital Items.  Purchaser shall be given a credit against the Purchase Price at Closing in an amount equal to $57,000.00.

3.                  No Further Modification.  Except as modified by this Amendment, the Contract remains unmodified.  The terms and provisions of the Contract as amended by this Amendment remain in full force and effect and are hereby ratified and confirmed.

4.                  Counterparts.  This Amendment may be executed in multiple counterparts, and all such counterparts together shall be construed as one document.

5.                  Telecopied/Electronic Mail Signatures.  A counterpart of this Amendment signed by one party to this Amendment and telecopied or sent by electronic mail to another party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Amendment.

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IN WITNESS WHEREOF, Seller and Purchaser have entered into this First Amendment as of the date first above stated.

SELLER:

NATIONAL PROPERTY INVESTORS 8, A CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership

By:   NPII EQUITY INVESTMENTS, INC.,

          a Florida corporation,

          its general partner

By:  /s/Trent A. Johnson
Name:  Trent A. Johnson
Title:  Vice President

PURCHASER:

MORRISVILLE APARTMENTS PARTNERS, LLC, a North Carolina limited liability company

By:  /s/Joseph M. Brantley, III

Name:  Joseph M. Brantley, III

Title:     Manager Member